UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2012

CATERPILLAR INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

1-768

(Commission File Number)

37-0602744

(IRS Employer Identification No.)

100 NE Adams Street, Peoria, Illinois, 61629

(309) 675-1000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 21, 2012, Caterpillar Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), with respect to the offering and sale of $500,000,000 aggregate principal amount of the Company’s 0.950% Senior Notes due 2015 (the “2015 Notes”), $500,000,000 aggregate principal amount of the Company’s 1.500% Senior Notes due 2017 (the “2017 Notes”), and $500,000,000 aggregate principal amount of the Company’s 2.600% Senior Notes due 2022 (the “2022 Notes” and, together with the 2015 Notes and the 2017 Notes, the “Notes”) under the Company’s effective shelf registration statement on Form S-3 (File No. 333-162837).  The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary closing conditions, indemnification rights and termination provisions.

The sale of the Notes is expected to close on June 26, 2012, subject to customary closing conditions.  The Company intends to use the net proceeds of the sale of the Notes for general corporate purposes.

The Notes were issued pursuant to the Indenture, dated as of May 1, 1987 (as amended and supplemented from time to time, the “Indenture”), between the Company and U.S. Bank National Association, as successor trustee.  The Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof and (i) with respect to the 2015 Notes, will bear interest at the rate of 0.950% per year and will mature on June 26, 2015, (ii) with respect to the 2017 Notes, will bear interest at the rate of 1.500% per year and will mature on June 26, 2017, and (iii) with respect to the 2022 Notes, will bear interest at the rate of 2.600% per year and will mature on June 26, 2022.  Interest on the Notes will be payable on June 26 and December 26 of each year, commencing on December 26, 2012, to the persons in whose names such Notes are registered as of the close of business on the preceding June 11 or December 11, as the case may be (whether or not a business day).  The amount of interest payable on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

The Company may, at its option, redeem some or all of the 2015 Notes and the 2017 Notes at any time and from time to time, and some or all of the 2022 Notes at any time and from time to time prior to March 26, 2022 (three months prior to the maturity date of the 2022 Notes), in each case at the greater of 100% of the principal amount of such Notes being redeemed or the discounted present value of such Notes, discounted at the corresponding U.S. Treasury rate plus 10.0 basis points in the case of the 2015 Notes, 12.5 basis points in the case of the 2017 Notes, and 15.0 basis points in the case of the 2022 Notes, in each case, plus accrued and unpaid interest thereon to the date of redemption. At any time on or after March 26, 2012, the Company may redeem some or all of the 2022 Notes at any time and from time at a redemption price equal to 100% of the principal amount of the 2022 Notes to be redeemed, plus accrued and unpaid interest thereon to the date of redemption.  The Notes will be unsecured obligations of the Company and will rank equally with all of the Company’s other unsecured senior indebtedness.

The Indenture includes certain restrictive covenants, including covenants that limit the ability of the Company and certain of its subsidiaries to, among other things, incur secured debt, enter into sale and lease-back transactions and consolidate, merge or transfer substantially all of the Company’s assets to another entity. The covenants are subject to a number of important exceptions and qualifications set forth in the Indenture.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare the principal of and accrued but unpaid interest on all the Notes to be due and payable.

The foregoing description of the Underwriting Agreement and the Notes are qualified in their entirety by reference to the complete terms and conditions of the Underwriting Agreement and the forms of the 2015 Notes, the 2017 Notes, and the 2022 Notes, which are attached hereto as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference. In connection with the issuance of the Notes, Desmond A. Eppel, internal counsel to the Company, provided the Company with the legality opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

The Underwriting Agreement has been included to provide investors and security holders with information regarding its terms and conditions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of that agreement and as of specific dates, and were solely for the benefit of the parties to the Underwriting Agreement. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Underwriting Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description
1.1

Underwriting Agreement, dated as of June 21, 2012, by and among Caterpillar Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named therein

4.1	Form of 0.950% Senior Note due 2015

4.2	Form of 1.500% Senior Note due 2017

4.3	Form of 2.600% Senior Note due 2022

5.1	Opinion of Desmond A. Eppel relating to the legality of the Notes

12.1	Statement regarding computation of ratios of earnings to fixed charges

23.1	Consent of Desmond A. Eppel (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ James B. Buda
Date: June 25, 2012
		Name:	James B. Buda
		Title:	Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated as of June 21, 2012, by and among Caterpillar Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named therein

4.1	Form of 0.950% Senior Note due 2015

4.2	Form of 1.500% Senior Note due 2017

4.3	Form of 2.600% Senior Note due 2022

5.1	Opinion of Desmond A. Eppel relating to the legality of the Notes

12.1	Statement regarding computation of ratios of earnings to fixed charges

23.1	Consent of Desmond A. Eppel (included in Exhibit 5.1)